UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 29, 2009

 NUTRACEA
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 N. 40th Street, Suite 400 Phoenix, AZ	85018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Exchange of Series D Preferred Stock

On March 29, 2009, NutraCea executed a term sheet (“Exchange Term Sheet”) with Cranshire Capital, LP (“Cranshire”) relating to the proposed exchange by NutraCea of shares of a newly created series of convertible preferred stock and warrants to purchase common stock for the Series D Convertible Preferred Stock and warrants to purchase common stock currently held by Cranshire.

The Exchange Term Sheet is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Issuance of Secured Convertible Note

On March 29, 2009, NutraCea executed a term sheet with Cranshire (“Financing Term Sheet”) relating to the proposed sale by NutraCea to Cranshire of a secured convertible note in the amount of $1,000,000 and warrants to purchase common stock.

The Financing Term Sheet is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description
10.1	Term Sheet for Exchange of Series D Convertible Preferred Stock dated March 29, 2009.

10.2	Term Sheet for a Secured Convertible Note dated March 29, 2009.

99.1
Certificate of Determination, Preferences and Rights of the Series D Convertible Preferred Stock of NutraCea (Incorporated by reference to the registrant’s Current Report on Form 8-K filed on October 20, 2008).

Rule 135c Statement

This Current Report on Form 8-K and the attached exhibits are being filed pursuant to Rule 135c under the Securities Act and do not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements and expectations of future results that are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties that could materially affect future results. These risks and uncertainties include without limitation, NutraCea and the investors not agreeing to the final terms of the proposed transactions, the conditions to closing the transactions not being satisfied and the amounts invested being less than contemplated.  Unless otherwise required by applicable law, NutraCea does not undertake, and NutraCea specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: March 30, 2009	By:	/s/ Olga Hernandez-Longan
Olga Hernandez-Longan
Chief Financial Officer
(Duly Authorized Officer)